UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07599

DOMINI INSTITUTIONAL TRUST

(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012

(Address of Principal Executive Offices)

Amy Domini Thornton

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, New York 10012

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2007

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Domini Institutional Social Equity FundSM

Annual Report

July 31, 2007

The Way You Invest Matters®

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TABLE OF CONTENTS

2	Letter from the President
4	Domini News
5	The Way You Invest Matters: Climate Change
8	The Way You Invest Matters: Activism
Fund Performance and Holdings
9	Economic and Market Background
10	Performance Commentary
13	Expense Example
Domini Social Equity Trust
15	Portfolio of Investments
19	Statement of Assets and Liabilities
20	Statement of Operations
21	Statements of Changes in Net Assets
22	Financial Highlights
23	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
Domini Institutional Social Equity Fund
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
31	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
37	Trustees and Officers
42	Proxy Voting Information
42	Quarterly Portfolio Schedule Information

THE WAY YOU INVEST MATTERS

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

These have been twelve difficult months for many Americans, offering reasons for worry but also opportunities to make a difference. The Iraq war drags on, and even its supporters have become discouraged. Extreme weather conditions — including a tornado that touched down a mere six miles from our New York offices — highlight a climate crisis driven by our dependence on oil. The cost of filling our gas tanks has gone so high that people go into debt just to pay their bills. More and more families face foreclosure, in many cases because a deceptive financing company has sold them a mortgage they can’t afford.

Our highways are collapsing, just as the levees failed in Louisiana. Billions of dollars once invested in America’s infrastructure continue to pour into war, and into corporate welfare for pharmaceutical, agricultural, and weapons companies. Government functions have been transferred into corporate hands, often via no-bid contracts that prioritize private profit over public good.

So where do we see opportunities? Two recent trends show promise, and both connect directly to the work that you and I do as social investors.

First, some leading corporations are coming to realize their responsibility to people and the planet. Global warming presents an interesting example. Here in the U.S., some companies are far ahead of government, which has so far utterly failed to play its part. Several years back, when Domini began to talk to companies about climate change, it seemed unlikely that corporations — including many that don’t meet Domini’s investment standards — would lobby for regulation of carbon. But today many of them do. Social investors played a crucial role here, and in this report we highlight ways in which your investments matter in seeking solutions to climate change.

Second, strong global markets have in recent years been driven largely by developments beyond our borders. What baby boomers did for the 20th century American economy, the emerging economies are now doing for global growth and prosperity.

The widely touted “three billion new consumers” in emerging economies have created a huge new market for products and services that we in the West now take for granted: cell phones, potable water, transportation and energy systems. New technologies offer these countries a chance to develop faster, more efficiently, and with less environmental damage than we experienced in the West. Yet we find ourselves at a fork in the road, as these emerging populations grow so quickly that the future cannot come fast enough. They demand oil and coal, paper, timber, and weapons; they foul their waters with mercury and cover their exports with lead paint.

Our challenge, as social investors, is to emphasize the future while managing the present. Our role, internationally, is the same as it has been

THE WAY YOU INVEST MATTERS

in the U.S.: telling companies, through our investments, that they must behave responsibly toward the environment and communities that are the foundation of their prosperity.

We at Domini are proud of our decision to invest globally. Our funds now enable us to communicate your values of fairness and sustainability to companies around the world, and to make an impact on a global scale. Corporations need to know that there are investors who believe that responsibility to people and the planet matter just as much as rewards for executives and Wall Street. Together, we are perfectly positioned to deliver that crucial message.

Thank you, as always, for your decision to invest with us.

Very truly yours,

Amy Domini

amy@domini.com

KEEP IN TOUCH WITH DOMINI

If you’re a Domini shareholder, you receive a report like this twice each year. But your dollars are working for change all year long, and now there’s a great way to stay in touch. When you sign up for Domini Updates, here’s what you’ll get:

•	Our email newsletter Investing Matters, with convenient links to quarterly Social Impact Updates and fund commentaries.
•

Domini Action Alerts, giving you an opportunity to speak out on issues from child labor to global warming. (More than 400 people responded to our recent Action Alert asking the SEC to preserve ordinary investors’ right to file shareholder resolutions. We know our voices were heard, as the SEC cited Domini’s email in its resulting proposal.)

To get Domini Updates, visit www.domini.com and sign up on our home page.

We will not “spam” you or overwhelm you with emails, and we will never sell or rent your email address to anyone, for any reason. (Please visit our website for more information about our Privacy Policy.) And you can, of course, unsubscribe from Domini Updates at any time.

THE WAY YOU INVEST MATTERS

DOMINI NEWS

Protecting Shareholders’ Voices: On behalf of our investors, Domini has filed or co-filed about 150 shareholder resolutions since 1994, and voted in favor of hundreds more — helping us convince companies to report greenhouse gas emissions, publish sustainability reports, disclose political contributions, prohibit discrimination against gay and lesbian employees, and more.

In late July, a sharply divided Securities and Exchange Commission proposed two rules governing the nomination of corporate directors. The SEC also raised questions that could eliminate or severely impair shareholders’ ability to file resolutions if they become the basis of a formal rule. In the run-up to the SEC’s July meeting, more than 400 people had responded to a Domini Action Alert in defense of shareholder rights. Their comments gained the attention of the SEC, which referred to them in a footnote to its proposal.

This important issue remains unresolved, and we continue to work with our colleagues around the world to protect these critical tools for corporate accountability. We encourage you to visit www.domini.com to sign up for email updates, including future Action Alerts on matters impacting corporate accountability and social investing.

Domini Votes for Change: A recent study published at www.fundvotes.com highlighted the wide gap in the use of proxy votes between “mainstream” and socially responsible mutual funds. Mainstream fund companies examined in the study voted for only 13% of the social and environmental proxy resolutions presented to them, including resolutions on global warming. Socially responsible fund families, as a group, voted for 83% of the resolutions on average, and Domini voted for 94% of them. Domini was one of four mutual fund managers rated “most activist” in the most recent assessment by The Corporate Library, a respected information source on corporate governance.

New International Funds Gain Assets: Just seven months after their launch, the Domini PacAsia Social Equity Trust and Domini EuroPacific Social Equity Trust have over $40 million in combined assets under management. These new funds empower shareholders to bring about social and environmental change on a global scale, drawing companies around the world into dialogue on such issues as global warming, sweatshop labor, and product safety.

Investing internationally involves special risks, such as currency fluctuations, social and economic instability, differing securities regulations and accounting standards, limited public information, possible changes in taxation, and periods of illiquidity.

THE WAY YOU INVEST MATTERS

THE WAY YOU INVEST MATTERS: CLIMATE CHANGE

Climate change has become one of the pressing issues — perhaps the pressing issue — of our time.

With a clear scientific consensus about global warming and its human causes, research and discussion are focusing not on proving that climate change is occurring, but on understanding its consequences and developing ways to reverse it. These consequences are in the news virtually every day: from receding glaciers and melting polar ice to accelerating desertification, from changing crop patterns to the increasing severity of storms. Clearly, urgent action is needed.

The scale of the threat will require change at many levels of our society and economy. Certainly, government will have to take a leading role, through regulation, tax policy, and technology investment. Individual action, too, will be crucial. Changing light bulbs, riding bikes, using mass transit or fuel-efficient cars, eating locally grown foods, turning down the heat in the winter or the air conditioning in the summer — all of these, when done by enough of us, can have an impact.

Corporations must address this crisis too. Big companies decide, in large part, what kinds of products will be made available to us — and how they are manufactured, how the raw materials are mined or harvested, how they are transported to market, and how they reenter the waste stream.

Through their investments, millions of ordinary working people are the ultimate owners of the world’s corporations. On climate change, as on other important issues of sustainability and fairness, we use our investment decisions and our voice as owners to encourage companies to clean up after themselves, to innovate, to reduce emissions, and to create solutions. In this report, we look at some of the ways in which your investments are making a difference on climate change.

Domini’s Response

In addressing the climate crisis, Domini brings to bear all of the tools of the social investor — applying thoughtful investment standards, conducting in-depth company research, engaging in direct dialogue with the companies we own, speaking out for investors on public policy — in an effort to maximize our shareholders’ impact.

Our investment process begins with an in-house research team, which uses our Global Investment Standards to compile a list of eligible investments. Our subadvisors then use that list as the basis for selecting securities and constructing portfolios. (Details on Domini’s standards are available at www.domini.com.) Using a top-down/bottom-up approach, we evaluate how industries, specific business lines or “subindustries,” and finally individual companies contribute to climate change.

5

THE WAY YOU INVEST MATTERS

Within the energy sector, for instance, we tend to favor natural gas (a relatively cleaner “transitional” fuel) over oil (a major contributor to climate change) or nuclear power (which we exclude from our portfolios due to concerns about waste disposal and nuclear weapons proliferation). Of course, alternative energy sources like wind or solar are vastly preferable to any of those.

Key factors for a climate change evaluation can include evaluation of greenhouse gas emission reduction strategies, energy efficiency, use of renewable energy, forestry or recycling practices, and development of products that empower consumers to reduce their carbon footprint. In the energy sector, for example, many of the companies that are common in “mainstream” mutual funds — notably, much of “Big Oil” — are excluded from Domini portfolios.

When Domini analysts evaluate a company’s sustainability record, they need information. Because social investors like ourselves are asking questions, thousands of companies now produce reports on the long-term sustainability of their business activities. It’s a business truism that what gets reported gets measured, and what gets measured gets managed. Often, a company that agrees to report its carbon emissions begins trying to reduce the emission that they now have to report.

This impact continues when we engage companies directly. In 2006, working with the Carbon Disclosure Project, we wrote to more than 200 U.S. and European companies asking them to disclose their greenhouse gas emissions and climate change policies. Domini’s efforts over the years have been credited with significant improvements in the responsiveness of U.S. companies to this global survey. After we filed shareholder resolutions and engaged them in dialogue, three oil and gas producers held by the Domini Institutional Social Equity Fund — Apache, Anadarko, and Devon Energy — agreed to begin public reporting about their response to climate change. Working together with other social investors, public and private pension funds, and environmental organizations, we have seen concrete change in corporate behavior taking place.

Domini has taken a lead role in pressing companies to adopt more sustainable forestry policies, as part of our overall approach to climate change. Kimberly-Clark — the manufacturer of Kleenex — recently agreed to publicly state a preference for wood fiber certified by the Forest Stewardship Council (FSC) after two years of dialogue with Domini. This signal to the marketplace, from the world’s largest tissue manufacturer, should reduce demand for wood from endangered forests, and increase demand for responsibly harvested wood. The implications for climate change are enormous.

The climate crisis has no quick and easy solutions. Facing this challenge will require that thousands of corporations worldwide begin placing sustainability at the forefront of their business decisions. On your behalf, Domini is sending companies this message.

6	The Way You Invest Matters: Climate Change

THE WAY YOU INVEST MATTERS

Focus on: Transportation

While climate change is an issue that we look at across all industries, for some it plays more of a key role than for others. Transportation, for instance, is one of the three largest contributors to global warming, accounting for more than 13% of the total impact. But within this industry, some subindustries have greater impact than others, and each has its particular set of challenges.

Because fuel is an important component of transportation costs, we believe that more energy-efficient companies are well positioned to both reduce carbon emissions and maximize their profitability.

Certain modes of transportation are preferable to others in terms of their impact on the climate. Shipping by sea and rail tends to be the most fuel-efficient means of transporting goods, while air freight and long-haul trucking are much more carbon-intensive. For long-haul people-moving, there are few practical alternatives to air travel, despite its substantial negative impact on global warming, but we look closely at the business models of airline companies to see which ones are trying to minimize their impact. In local and regional transportation, public transportation by rail or bus is generally preferable. Travel by car, meanwhile, is often the least fuel-efficient method of moving people.

Within this sector, the overall shape of Fund portfolios often reflects these preferences. In addition, within each subindustry, we seek to identify companies that are developing innovative, efficient solutions to the industry’s pressing challenges.

United Parcel Service is one U.S. company that has made a commitment to addressing the climate impact of transportation. As of December 2006, UPS reported that it operated a fleet of more than 10,000 low-emission and alternative-fuel vehicles worldwide. It measures its U.S. fuel consumption in terms of gallons used per package delivered, and operates one of the largest private fleets in the country to run on compressed natural gas. The company says that its flight planning system saved nearly $1 million in fuel each month in 2005.

Unlike other mutual funds, the Domini Institutional Social Equity Fund seeks to achieve its investment objectives by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Equity Trust (DSET). References to the Fund include the DSET, unless the context otherwise requires.

The holdings discussed above can be found in the Domini Social Equity Trust’s (DSET) Portfolio of Investments at July 31, 2007, included herein. The composition of the Fund’s portfolio is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

The Way You Invest Matters: Climate Change	7

THE WAY YOU INVEST MATTERS

THE WAY YOU INVEST MATTERS: ACTIVISM

As a Domini shareholder, you make a difference in the world. By applying social and environmental standards to our holdings, Domini and its shareholders create accountability, encourage transparency, spur demand for more information, and reshape the way the world thinks about corporations and their role in our lives. By engaging in dialogue with the companies we invest in, filing shareholder resolutions, and actively voting our proxies, we make our voices heard on a wide range of issues. By investing in underserved communities, we enable people to buy homes, start businesses, and revitalize their neighborhoods, an important part of building a more fair and sustainable economy.

Here are a few recent highlights of Domini’s shareholder activism. Each year, on behalf of shareholders in this and other Domini funds, we meet with dozens of companies on a wide range of important issues. (For more information, visit our website, www.domini.com.)

Rights For Coffee Farmers: Over the past year, we expressed our strong concerns to Starbucks officials about their dispute with the government of Ethiopia over ownership of the names of its prime coffee-growing regions, culminating in a detailed letter to the CEO. We also helped enable representatives of Oxfam and Ethiopian coffee farmers to ask questions at the company’s annual meeting. In June, the company reversed its position, and signed a historic agreement acknowledging Ethiopian rights to these names, which should help Ethiopian farmers more effectively market their coffees, and ultimately capture their fair share of the profits. By participating in this engagement, we contributed to an important achievement for Ethiopian farmers by creating a more sustainable business model for this highly sought-after commodity.

A First in Europe: Domini filed its first shareholder resolution in Europe, with the British transportation company FirstGroup, on behalf of the Domini European Social Equity Fund and the Domini EuroPacific Social Equity Fund. The proposal, which addresses allegations of anti-union activity at a U.S. school bus subsidiary, was co-filed with labor unions and more than 140 FirstGroup employees. Domini’s participation was critical in allowing the unions to meet onerous British filing requirements. Our engagement with the company included a meeting with senior executives, including the CEO and chairman, in London.

As of July 31, 2007, FirstGroup PLC represented 0.47% and 0.13% of the portfolios of the Domini European Social Equity Trust and the Domini EuroPacific Social Equity Trust, respectively. The composition of the Domini Funds’ portfolios is subject to change.

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

ECONOMIC AND MARKET BACKGROUND

United States Markets Financial markets in the U.S. were generally strong for the year ended July 31, 2007, with the S&P 500 Index returning 16.13%.

Stock market performance for the period was driven by corporate earnings and resilient consumer spending, sustained by reasonably strong employment. The Dow Jones Industrial Average passed 14,000 for the first time in mid-July — but the end of the month saw a sharp downturn caused by the crisis in the subprime mortgage market, a slowdown in housing, and a global tightening of credit.

American workers have now experienced five years of economic growth without a sustained increase in wages. American consumers are also being squeezed by increases in their fixed costs — including higher interest rates on their credit card and mortgage debt, and increased food, fuel, and healthcare costs.

The residential real estate market has cooled markedly over the past year. One result is the recent meltdown of the subprime mortgage market. Though subprime lending — home loans to borrowers who don’t qualify for standard mortgages — can make it possible for lower-income people to purchase their own homes, it is vulnerable to abusive “predatory lending” practices. The recent softening of the housing market, coinciding with the expiration of low “promotional” interest rates, has made it much more difficult for borderline borrowers to make ends meet, and foreclosure rates have risen sharply. Because many of these mortgages are “packaged” by Wall Street into mortgage-backed bonds, this development presents significant challenges for the bond market, and triggered the stock market’s late-July downturn, which continued beyond the end of the period.

The Federal Reserve, seeking to balance its goals of inflation control and economic growth, held the Fed funds rate steady at 5.25% through July 2007 (although market turmoil caused the Fed to lower its overnight discount rate in August). High oil and food prices continued to present a risk of inflation.

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

PERFORMANCE COMMENTARY

For the year ended July 31, 2007, the Domini Institutional Social Equity Fund (the “Fund”) returned 15.54%, underperforming the Standard and Poor’s 500 Index (S&P 500) return by 0.59%.

During the four months ended November 29, 2006, the Fund was managed as an index fund. In this period, the Fund’s performance was helped by its underweighting to the energy sector, which underperformed as oil and gas prices declined, and its overweighting to the information technology sector. Stocks that helped performance included Microsoft and Cisco Systems. In the same four-month period, the Fund’s performance was hurt by an overweighting in the consumer staples sector and by stock selection within the financials sector.

On November 30, 2006, the Fund transitioned to an active investment strategy, and Wellington Management Company became the Fund’s submanager.

During the eight months following this transition, the Fund was hurt by its underweighting to the energy sector and its overweighting to the financials sector. The big three oil companies, which do not meet Domini’s sustainability standards for Fund investment, performed well, in part due to high oil prices during the period. However, these negative effects of sector allocation were largely offset by positive effects in other sectors.

The Fund’s active investment process is designed to highlight stock selection as a primary factor driving the Fund’s performance relative to its benchmark. During this eight-month period, the Fund was helped by its investments in two industrial companies that manufacture diesel engines: Navistar (which also makes trucks and school buses) and Cummins. Cummins’ share price nearly doubled during this period, as its earnings exceeded analysts’ expectations.

The Fund was hurt by its positions in several technology stocks. Lexmark International stock declined more than 40% during the eight months since the Fund’s transition, due to weakness in its inkjet printing business. The stock of semiconductor manufacturer Micron Technology, which like Lexmark is no longer held by the Fund, declined about 20%, in part due to declining prices caused by an oversupply of memory chips. Apple Computer’s stock rose more than 40%, driven by strong sales of Macintosh computers and iPod music players, and by market expectations for the new iPhone. However, the percentage of Apple stock in the Fund’s portfolio was less than its percentage in the S&P 500 Index.

The Domini Institutional Social Equity Fund invests in the Domini Social Equity Trust. The table and bar chart below provide information as of July 31, 2007, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

COMPANY	% NET ASSETS
Intl Business Machines Corp	3.79%
Verizon Communications Inc	3.46%
JP Morgan Chase & Co.	3.40%
Citigroup Inc	3.25%
Hewlett-Packard Company	3.23%
Merck & Co. Inc.	3.16%
Bank of America Corporation	2.94%
Johnson & Johnson	2.63%
Goldman Sachs Group Inc	2.62%
Microsoft Corp	2.41%

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

*	Other reflects Repurchase Agreements and Other Assets, less liabilities.
______________

The holdings mentioned above are described in the Domini Social Equity Trust’s Portfolio of Investments at July 31, 2007, included herein. The composition of the Trust’s portfolio is subject to change.

Domini Institutional Social Equity Fund — Performance Commentary	11

AVERAGE ANNUAL TOTAL RETURNS

		Domini Institutional Social Equity Fund (DIEQX)	S&P 500
	1 Year	21.22%	20.59%
As of	5 Year	9.61%	10.70%
6-30-07	10 Year	6.90%	7.13%
	Since Inception(1)	10.68%	10.93%
	1 Year	15.54%	16.13%
As of	5 Year	10.29%	11.81%
7-31-07	10 Year	5.49%	5.98%
	Since Inception(1)	10.30%	10.66%

COMPARISON OF $10,000 INVESTMENT IN

THE DOMINI INSTITUTIONAL SOCIAL EQUITY FUND AND S&P 500

Past performance is no guarantee of future results. The fund’s returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the fund’s prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Domini Institutional Social Equity Fund is based on the Fund’s net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund’s average annual total returns would have been lower had these not been waived.

The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

For the period reported in its current prospectus, the Fund’s gross annual operating expenses were estimated to total 0.80% of net assets. Until November 30, 2007, Domini has contractually agreed to waive fees and reimburse expenses to limit the Fund’s expenses, on a per annum basis, to 0.65% of net assets.

______________
(1)

The Domini Institutional Social Equity Fund, which commenced operations on May 30, 1996, invests all of its assets in the Domini Social Equity Trust (DSET), which has the same investment objectives as the Fund. The DSET commenced operations on June 3, 1991. Performance prior to the Fund’s commencement of operations is the performance of the DSET adjusted for expenses of the Fund.

This material must be preceded or accompanied by the Fund’s current prospectus. DSIL Investment Services LLC, Distributor. 09/07

12	Domini Institutional Social Equity Fund — Performance Commentary

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

EXPENSE EXAMPLE

As a shareholder of the Domini Institutional Social Equity Fund, you incur two types of costs:

•	Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 60 days.
•

Ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2007, and held through July 31, 2007.

Actual Expenses

The line of the table captioned “Actual Expenses” below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•	Divide your account value by $1,000.
•	Multiply your result in step 1 by the number in the first line under the heading “Expenses Paid During Period” in the table.
•	The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

13

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Domini Institutional Social Equity Fund	Beginning Account Value as of 02/01/2007	Ending Account Value as of 07/31/2007	Expenses Paid During Period 02/01/2007 – 07/31/2007
Actual Expenses	$ 1,000.00	$ 999.20	$2.73*
Hypothetical Expenses (5% return before expenses)	$ 1,000.00	$ 1,022.07	$2.76*
*

Expenses are equal to the Fund’s annualized expense ratio of 0.55% multiplied by average account value over the period, multiplied by 181, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

14	Domini Institutional Social Equity Fund — Expense Example

DOMINI SOCIAL EQUITY TRUST

PORTFOLIO OF INVESTMENTS

JULY 31, 2007

SECURITY	SHARES	VALUE
Common Stocks – 99.5%
Consumer Discretionary – 10.2%
Amazon.com, Inc.	41,000	$3,220,140
AutoZone Inc. (a)	54,047	6,853,700
Best Buy Co., Inc.	858	38,258
Big Lots, Inc. (a)	231,100	5,976,246
Bright Horizons Family Solutions, Inc. (a)	443	17,188
CBS Corporation, Class B	699,300	22,181,796
Coach Inc. (a)	176,500	8,023,690
Comcast Corporation, Class A (a)	6,750	177,323
Cooper Tire & Rubber	172,000	3,954,280
Disney (Walt) Company (The)	285,937	9,435,921
Family Dollar Stores Inc.	986	29,205
Gap Inc.	2,187	37,616
Home Depot, Inc. (The)	3,344	124,296
Horton, (D.R.), Inc.	1,975	32,232
Interface Inc., Class A	1,268	23,369
J.C. Penney Company Inc.	111,417	7,580,813
Johnson Controls Inc.	818	92,557
Limited Brands	868	20,962
Lowe’s Companies, Inc.	2,686	75,235
Mattel Inc.	642,100	14,710,511
McDonald’s Corporation	413,974	19,816,935
McGraw-Hill Companies	1,512	91,476
Meredith Corporation	623	35,193
NIKE Inc., Class B	2,388	134,803
Nordstrom, Inc.	595	28,310
Pulte Homes, Inc.	1,594	30,828
Radio One, Inc. (a)	2,279	13,948
RadioShack Corporation	130,200	3,271,926
Scholastic Corporation (a)	722	23,234
Staples, Inc.	1,858	42,771
Starbucks Corporation (a)	2,378	63,445
Target Corporation	1,736	105,150
Time Warner, Inc.	171,076	3,294,924
Washington Post Company, Class B	95	75,121
Wendy’s International, Inc.	1,823	63,860
Whirlpool Corporation	222,063	22,674,853
		132,372,115
Consumer Staples – 7.4%
Avon Products, Inc.	1,706	$61,433
Church & Dwight Co., Inc.	70,785	3,472,712
Coca Cola Company	349,484	18,211,611
Colgate-Palmolive Company	1,796	118,536
CVS Caremark Corporation	1,905	67,037
Estee Lauder Companies, Inc., Class A	457,149	20,580,848
General Mills Inc.	137,400	7,642,188
Green Mountain Coffee, Inc. (a)	966	28,642
Hershey Company (The)	1,736	80,030
J.M. Smucker Company (The), New Common	181,941	10,154,127
Kimberly-Clark Corporation	1,456	97,945
Kroger Company	697,377	18,103,907
PepsiCo, Inc.	4,153	272,520
Procter & Gamble Company	62,301	3,853,940
SunOpta Inc. (a)	2,500	28,175
Supervalu Inc.	326,300	13,596,921
United Natural Foods, Inc. (a)	732	19,932
Walgreen Company	1,964	86,770
Wild Oats Markets, Inc. (a)	1,259	20,270
		96,497,544
Energy – 6.8%
Anadarko Petroleum Corporation	4,618	232,424
Apache Corporation	66,462	5,366,807
Devon Energy Corporation	3,970	296,202
ENSCO International, Inc.	131,300	8,018,491
EOG Resources, Inc.	3,008	210,861
Metretek Technologies, Inc. (a)	1,700	23,885
National Oilwell Varco Inc.	33,800	4,059,718
Noble Corporation	47,100	4,825,866
Noble Energy, Inc.	90,200	5,514,828
Tidewater Inc.	316,600	21,661,772
Unit Corporation (a)	424,800	23,389,487
XTO Energy Inc.	266,916	14,554,929
		88,155,270

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

SECURITY	SHARES	VALUE
Financials – 24.2%
Allstate Corporation	240,200	$12,766,630
American Express Company	3,876	226,901
Assurant, Inc.	112,700	5,716,144
Bank of America Corporation	804,000	38,125,680
Chubb Corporation	191,666	9,661,883
CIT Group, Inc.	258,400	10,640,912
Citigroup, Inc.	903,200	42,062,024
Fannie Mae	242,416	14,506,173
FirstFed Financial Corp. (a)	142,600	6,445,520
Freddie Mac	2,222	127,254
Goldman Sachs Group, Inc. (The)	180,300	33,957,702
Hartford Financial Services Group (The)	226,038	20,766,111
Heartland Financial USA, Inc.	498	8,487
Lehman Brothers Holdings Inc.	46,200	2,864,400
Medallion Financial Corporation	1,275	14,650
Morgan (J.P.) Chase & Co.	1,001,530	44,077,335
Nationwide Financial Services, Inc., Class A	224,600	12,781,986
Popular Inc.	4,111	54,224
Prudential Financial, Inc.	204,100	18,089,383
SunTrust Banks, Inc.	156,426	12,248,156
Travelers Companies, Inc. (The)	482,652	24,509,069
U.S. Bancorp	5,163	154,632
Wachovia Corporation	68,783	3,247,245
Washington Mutual, Inc.	4,331	162,542
Wells Fargo & Company	6,826	230,514
		313,445,557
Health Care – 12.9%
Amgen, Inc. (a)	150,766	8,102,165
Baxter International, Inc.	301,422	15,854,797
Becton Dickinson & Company	2,202	168,145
Conceptus, Inc. (a)	1,100	17,820
Express Scripts, Inc. (a)	125,200	6,276,276
Forest Laboratories, Inc. (a)	233,000	9,366,600
Genentech, Inc. (a)	1,600	119,008
Gilead Sciences, Inc. (a)	155,210	5,778,468
Invacare Corporation	1,260	25,893
Johnson & Johnson	563,424	$34,087,152
Kinetic Concepts, Inc. (a)	144,500	8,883,860
Medtronic, Inc.	3,455	175,065
Merck & Co., Inc.	823,602	40,891,839
Watson Pharmaceuticals, Inc. (a)	384,300	11,690,406
Zimmer Holdings, Inc. (a)	335,843	26,115,152
		167,552,646
Industrials – 7.1%
3M Company	2,664	236,883
Baldor Electric Company	1,190	54,312
Brady Corporation, Class A	654	22,883
Cooper Industries, Ltd., Class A	2,386	126,267
Cummins Inc.	182,232	21,630,937
Deere & Company	70,100	8,441,442
Deluxe Corporation	265,200	10,013,952
Donnelley (R.R.) & Sons Company	2,118	89,507
Emerson Electric Company	4,408	207,485
Evergreen Solar, Inc. (a)	1,700	14,161
Fuel Tech, Inc. (a)	700	19,579
FuelCell Energy, Inc. (a)	2,600	19,136
Granite Construction Incorporated	737	47,898
Herman Miller, Inc.	896	27,355
Illinois Tool Works, Inc.	2,800	154,140
JetBlue Airways Corporation (a)	2,293	22,586
Kadant Inc. (a)	627	16,898
Monster Worldwide, Inc. (a)	835	32,473
Navistar International Corporation (a)	134,900	8,498,700
PACCAR Inc.	206,900	16,928,558
Pitney Bowes, Inc.	1,457	67,168
Ryder System, Inc.	154,684	8,410,169
Southwest Airlines Co.	3,478	54,465
Tennant Company	1,296	49,961
Trex Company, Inc. (a)	888	14,830
United Parcel Service, Inc., Class B	1,873	141,824
YRC Worldwide Inc. (a)	506,579	16,271,317
		91,614,886
Information Technology – 17.6%
Apple Inc. (a)	1,312	172,869
Applied Materials, Inc.	301,000	6,634,040
Arrow Electronics, Inc.	146,900	5,614,518

DOMINI SOCIAL EQUITY TRUST / PORTFOLIO OF INVESTMENTS (CONTINUED)

JULY 31, 2007

SECURITY	SHARES	VALUE
Information Technology (Continued)
Cisco Systems, Inc. (a)	8,816	$254,871
Convergys Corporation (a)	218,300	4,158,615
Dell Inc. (a)	301,684	8,438,101
eBay Inc. (a)	2,176	70,502
Electronic Data Systems Corporation	980,900	26,474,491
Google Inc., Class A (a)	300	153,000
Hewlett-Packard Company	908,347	41,811,212
Intel Corporation	10,039	237,121
International Business Machines Corporation	444,500	49,183,925
Itron, Inc. (a)	445	35,346
Jabil Circuit, Inc.	1,500	33,796
Juniper Networks, Inc. (a)	1,900	56,924
LAM Research Corporation (a)	338,900	19,601,976
MEMC Electronic Materials, Inc. (a)	129,700	7,953,204
Microsoft Corporation	1,076,952	31,220,838
Motorola, Inc.	5,000	84,950
Power Integrations, Inc. (a)	600	15,901
QUALCOMM, Inc.	3,434	143,026
SunPower Corporation, Class A (a)	400	28,213
Symantec Corporation (a)	425,846	8,176,243
Texas Instruments, Inc.	3,628	127,669
Western Digital Corporation (a)	526,800	11,247,180
Xerox Corporation (a)	375,198	6,550,957
		228,479,488
Materials – 2.1%
Airgas, Inc.	1,159	54,125
Ecolab, Inc.	1,757	73,987
International Paper Company	3,000	111,210
Lubrizol Corporation	88,200	5,526,612
MeadWestvaco Corporation	2,666	86,752
Nucor Corporation	189,116	9,493,623
Rock-Tenn Company, Class A	592	18,187
Rohm and Haas Company	1,510	85,345
Schnitzer Steel Industries Inc., Class A	1,269	$68,767
Sonoco Products Company	1,260	46,204
United States Steel Corporation	115,300	11,332,837
		26,897,649
Telecommunication Services – 6.7%
AT&T Inc.	747,904	29,287,921
CenturyTel, Inc.	271,200	12,439,944
Sprint Nextel Corp.	5,159	105,914
Verizon Communications Inc.	1,053,538	44,901,789
		86,735,568
Utilities – 4.5%
Atmos Energy Corporation	130,000	3,649,100
CenterPoint Energy, Inc.	936,700	15,436,816
Energen Corporation	435,247	23,028,919
ONEOK, Inc.	187,100	9,495,325
Pepco Holdings, Inc.	250,200	6,772,914
WGL Holdings	8,577	256,795
		58,639,869
Total Common Stocks (Cost $1,180,493,385)		1,290,390,592
Repurchase Agreements – 0.4%
State Street Bank & Trust, dated 7/31/07, 3.52% due 8/1/07, maturity amount $4,790,465 (collateralized by U.S. Government Agency Mortgage Securities, Fannie Mae, 5.45%, 10/18/2021, market value $4,886,869)	4,789,996	4,789,996
Total Repurchase Agreements (Cost $4,789,996)		4,789,996
Total Investments — 99.9% (Cost $1,185,283,381) (b)		1,295,180,588
Other Assets, less liabilities — 0.1%		889,974
Net Assets — 100.0%		$1,296,070,562
______________
(a)	Non-income producing security.
(b)

The aggregate cost for federal income tax purposes is $1,229,563,689. The aggregrate gross unrealized appreciation is $103,861,105 and the aggregate gross unrealized depreciation is $38,244,206, resulting in net unrealized appreciation of $65,616,899.

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2007

ASSETS:
Investments at value (cost $1,185,283,381)	$1,295,180,588
Receivable for securities sold	78,105,819
Dividends and interest receivable	1,564,090
Total assets	1,374,850,497
LIABILITIES:
Payable for securities purchased	78,272,517
Management fee payable	350,701
Other accrued expenses	156,717
Total liabilities	78,779,935
NET ASSETS APPLICABLE TO INVESTORS’ BENEFICIAL INTERESTS	$1,296,070,562

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JULY 31, 2007

INVESTMENT INCOME:
Dividends	$24,239,924
Interest income	84,867
Investment income	24,324,791
EXPENSES:
Management fee	3,716,184
Custody fees	316,873
Professional fees	207,730
Trustees fees	48,151
Miscellaneous	75,280
Total expenses	4,364,218
Fees paid indirectly	(145,233)
Fees waived	(108,473)
Net expenses	4,110,512
NET INVESTMENT INCOME	20,214,279
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Net realized gain from investments	363,584,469
Net change in unrealized depreciation	(171,583,725)
NET REALIZED AND UNREALIZED GAIN FROM INVESTMENTS	192,000,744
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$212,215,023

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006

INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$20,214,279	$22,399,802
Net realized gain (loss)	363,584,469	(38,712,595)
Net change in unrealized appreciation (depreciation)	(171,583,725)	38,008,922
Net Increase in Net Assets Resulting from Operations	212,215,023	21,696,129
TRANSACTIONS IN INVESTORS’ BENEFICIAL INTEREST:
Additions	149,773,706	245,457,285
Reductions	(473,539,053)	(471,501,091)
Net Decrease in Net Assets from Transactions in Investors’
Beneficial Interests	(323,765,347)	(226,043,806)
Total Decrease in Net Assets	(111,550,324)	(204,347,677)
NET ASSETS:
Beginning of period	1,407,620,886	1,611,968,563
End of period	$1,296,070,562	$1,407,620,886

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2007		2006		2005		2004		2003
Net assets (in millions)	$1,296		$1,408		$1,612		$1,527		$1,318
Total return	16.00%		1.46%		11.48%		12.01%		12.13%
Ratio of net investment income (loss) to average net assets (annualized)	1.44%		1.48%		1.92%		1.25%		1.32%
Ratio of expenses to average net assets (annualized)	0.30	%(1)(2)	0.22	%(2)	0.23	%(2)	0.24	%(2)	0.23	%(1)(2)
Portfolio turnover rate	126%		12%		9%		8%		8%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the year ended July 31, 2007, and 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.31% for the year ended July 31, 2007, and 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.29%, 0.21%, 0.22%, 0.24%, and 0.23%, for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Social Equity Trust (the “Trust”) is a series of the Domini Social Trust which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and was organized as a trust under the laws of the State of New York on June 7, 1989. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Trust. The Trust seeks to provide its shareholders with long-term total return.

The Trust was designated as a series of Domini Social Trust on June 7, 1989, and began investment operations on June 3, 1991. The Trust invests primarily in stocks of U.S. companies that meet Domini’s social and environmental standards.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Trust’s significant accounting policies.

(A) Valuation of Investments. Securities listed or traded on national securities exchanges are valued at the last sale price reported by the security’s primary exchange or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (the “NOCP”). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Trust’s Board of Trustees.

(B) Repurchase Agreements. The Trust may enter into repurchase agreements with selected banks or broker-dealers. Each repurchase agreement is recorded at cost, which approximates fair value. The Trust requires that collateral, represented by securities (primarily U.S. government agency securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Trust to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by another party to the repurchase agreement, retention of the collateral may be subject to legal proceedings.

(C) Investment Transactions and Investment Income. Investment transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date.

(D) Federal Taxes. The Trust will be treated as a partnership for U.S. federal income tax purposes and are therefore not subject to U.S. federal income tax. As such, investors in the Trust will be taxed on their share of the Trust’s ordinary income and capital gains. It is intended that the Trust will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Trust. For its services under the Management Agreements, Domini receives from the Trust a fee accrued daily and paid monthly at the annual rate below of the Trust’s average daily net assets before any fee waivers:

Domini Social Equity Trust	0.20% of the first $2 billion of net assets managed,
(prior to November 30, 2006)	0.19% of the next $500 million of net assets managed,
and 0.18% of net assets managed in excess of $2.5 billion
Domini Social Equity Trust	0.30% of the first $2 billion of net assets managed,
(effective November 30, 2006)	0.29% of the next $1 billion of net assets managed, and
0.28% of net assets managed in excess of $3 billion

For the period ended July 31, 2007, Domini voluntarily waived fees totalling $108,473.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trust on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Domini pays Wellington from its management fees. Prior to November 30, 2006, SSgA Funds Management, Inc. provided these services to the Trust.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2007, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $1,732,845,489 and $2,036,593,561, respectively.

24	Domini Social Equity Trust — Notes to Financial Statements

Per the Trust’s arrangement with State Street Bank and Trust Company, (formerly Investors Bank and Trust Company) credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust’s expenses. For the period ended July 31, 2007, custody fees of the Trust, under these arrangements, were reduced by $145,233.

4. OTHER ACCOUNTING PRONOUNCEMENTS

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2007, management of the Trust is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

Domini Social Equity Trust — Notes to Financial Statements	25

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors

Domini Social Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Equity Trust (the “Trust”), a series of Domini Social Trust (formerly Domini Social Index Portfolio), as of July 31, 2007, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2007, by correspondence with the custodian and brokers or by other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Trust as of July 31, 2007, the results of its operations for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 24, 2007

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

JULY 31, 2007

ASSETS:
Investment in Domini Social Equity Trust, at value	$169,033,221
Receivable for capital shares	3,229
Total assets	169,036,450
LIABILITIES:
Payable for capital shares	42
Sponsorship fee payable	21,212
Other accrued expenses	39,066
Total liabilities	60,320
NET ASSETS	$168,976,130
NET ASSETS CONSIST OF:
Paid-in capital	$225,533,499
Undistributed net investment income	424,416
Accumulated net realized loss from Trust	(5,560,556)
Net unrealized depreciation from Trust	(51,421,229)
NET ASSETS	$168,976,130
Shares outstanding	8,202,498
NET ASSET VALUE AND OFFERING PRICE PER SHARE* ($168,976,130 ÷ 8,202,498 outstanding shares of beneficial interest)	$20.60
______________
*	Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

STATEMENT OF OPERATIONS

YEAR ENDED JULY 31, 2007

INCOME:
Investment income from Trust	$3,544,536
Expenses from Trust	(582,084)
Net investment income (loss) from Trust	2,962,452
EXPENSES:
Sponsor fee	750,309
Printing	69,407
Professional fees	48,378
Registration fees	14,162
Accounting fees	15,700
Trustees fees	7,074
Miscellaneous	18,002
Transfer agent fees	1,585
Total expenses	924,617
Fees waived	(390,160)
Net expenses	534,457
NET INVESTMENT INCOME	2,427,995
NET REALIZED AND UNREALIZED GAIN (LOSS) FROM TRUST:
Net realized gain from Trust	51,310,132
Net change in unrealized depreciation from Trust	(20,538,069)
Net realized and unrealized gain from Trust	30,772,063
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,200,058

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED JULY 31, 2007	YEAR ENDED JULY 31, 2006
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$2,427,995	$3,164,046
Net realized gain (loss) from Trust	51,310,132	(6,123,004)
Net change in unrealized appreciation (depreciation) from Trust	(20,538,069)	4,520,793
Net Increase in Net Assets Resulting from Operations	33,200,058	1,561,835
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income	(2,344,332)	(3,056,019)
Distributions to shareholders from net realized gain	—	—
Net Decrease in Net Assets from Distributions and/or Dividends	(2,344,332)	(3,056,019)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	15,526,793	55,201,559
Net asset value of shares issued in reinvestment of distributions and dividends	1,894,050	2,550,347
Redemption fees	—	307
Payments for shares redeemed	(114,628,468)	(65,297,569)
Net Decrease in Net Assets from Capital Share Transactions	(97,207,625)	(7,545,356)
Total Decrease in Net Assets	(66,351,899)	(9,039,540)
NET ASSETS:
Beginning of period	235,328,029	244,367,569
End of period (including undistributed net investment income of $424,416 and $357,406, respectively)	$168,976,130	$235,328,029
CAPITAL SHARE TRANSACTIONS IN SHARES:
Sold	778,123	2,969,540
Issued in reinvestment of distributions and/or dividends	93,770	139,512
Redeemed	(5,715,481)	(3,606,716)
Net Increase (Decrease)	(4,843,588)	(497,664)

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

	YEAR ENDED JULY 31,
	2007		2006		2005		2004		2003
For a share outstanding for the period:
Net asset value, beginning of year	$18.04		$18.04		$16.52		$14.90		$13.51
Income (loss) from investment operations:
Net investment income	0.27		0.23		0.30		0.18		0.19
Net realized and unrealized gain (loss) on investments	2.53		(0.01)		1.54		1.60		1.41
Total income (loss) from investment operations	2.80		0.22		1.84		1.78		1.60
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.24)		(0.22)		(0.32)		(0.16)		(0.21)
Distributions to shareholders from net realized gain	—		—		—		—		—
Total dividends and distributions	(0.24)		(0.22)		(0.32)		(0.16)		(0.21)
Redemption fee proceeds*	—		—	**	—	**	—	**	—
Net asset value, end of year	$20.60		$18.04		$18.04		$16.52		$14.90
Total return	15.54%		1.22%		11.22%		11.97%		12.05%
Portfolio turnover†	126%		12%		9%		8%		8%

Ratio/supplemental data (annualized):
Net assets, end of year (in millions)	$169		$235		$244		$199		$190
Ratio of expenses to average net assets	0.55	%(1)	0.40	%(1)	0.39	%(1)	0.37	%(1)	0.30	%(1)
Ratio of net investment income to average net assets	1.20%		1.30%		1.77%		1.13%		1.24%

*	Redemption fee instituted on December 1, 2003.
**	Amount represents less than 0.005 per share.
†	For the Trust in which the Fund invests.
(1)

Reflects a waiver of fees by the Manager of the Trust and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.75%, 0.50%, 0.51%, 0.54%, and 0.53%, for the years ended July 31, 2007, 2006, 2005, 2004, and 2003, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2007

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Institutional Social Equity Fund (the “Fund”) is a series of the Domini Institutional Trust. The Domini Institutional Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Equity Trust (the “Trust”), a diversified, open-end management investment company having the same investment objectives as the Fund. The Trust is a series of Domini Social Trust. The value of such investment reflects the Fund’s proportionate interest in the net assets of the Trust (approximately 13.0% at July 31, 2007). The financial statements of the Trust are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund’s significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Trust is discussed in Note 1 of the Trust’s Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of trust expenses, on its investments in the Trust. Dividends to shareholders are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Trust.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Fund’s redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and recorded as an adjustment to paid in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Trust has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by and fees paid to Domini under the Management Agreement are discussed in Note 2(A) of the Trust’s Notes to Financial Statements, which are included elsewhere in this Report.

(B) Submanager. Wellington Management Company, LLP (Wellington) provides investment submanagement services to the Trust on a day-to-day basis pursuant to a Submanagement Agreement with Domini. Prior to November 30, 2006, SSgA Funds Management, Inc. was the submanager for the Domini Social Equity Trust.

(C) Sponsor. Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Trust under the Management Agreement, Domini answers questions from the general public and the media regarding the securities holdings of the Trust. Effective November 30, 2006, for these services and facilities, Domini receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.45% of the first $2.0 billion of net assets managed, 0.44% of the next $1.0 billion of net assets managed, and 0.43% of net assets managed in excess of $3.0 billion. Prior to November 30, 2006 Domini received fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund.

Effective November 30, 2006, Domini has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund at no greater than 0.65% of the average daily net assets of the Fund. For the period prior to November 30, 2006, Domini capped aggregate annual operating expenses at 0.40%. The waiver currently in effect is contractual and expires on November 30, 2007, absent an earlier modification by the Board of Trustees, which oversees the Fund. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2007, Domini waived fees totaling $390,160.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2007, additions and reductions in the Fund’s investment in the Trust aggregated $15,525,643 and $115,646,514, respectively.

32	Domini Institutional Social Equity Fund — Notes to Financial Statements

4. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2007, is as follows:

Undistributed ordinary income	$424,332
Capital losses, other losses and other temporary differences	3,588,729
Unrealized appreciation (depreciation)	(60,570,430)
Distributable net earnings (deficit)	$(56,557,369)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities is primarily due to differences in book and tax policies and capital loss carryovers.

The Fund has accumulated capital loss carryforwards of $43,464,161, of which $15,381,994 will expire in the year 2011, $8,523,190 will expire in the year 2012, $2,943,543 will expire in the year 2013, and $16,615,434 will expire in the year 2014. To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

For federal income tax purposes, dividends paid were characterized as follows:

	YEAR ENDED
	2007	2006
Ordinary income	$2,344,332	$3,056,019
Long-term capital gain	—	—
Total	$2,344,332	$3,056,019

5. OTHER ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. FIN 48 is not expected to have a material effect on the Fund’s financial statements. However, as analysis is on-going, the conclusions regarding FIN 48 may be subject to review and adjustment.

Domini Institutional Social Equity Fund — Notes to Financial Statements	33

On September 15, 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” The new accounting statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (“GAAP”), and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). SFAS No. 157 also stipulates that, as a market-based measurement, fair value measurement should be determined based on the assumptions that market participants would use in pricing the asset or liability, and establishes a fair value hierarchy that distinguishes between (a) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. As of July 31, 2007, management of the Fund is currently assessing the impact, if any, that will result from adopting SFAS No. 157.

34	Domini Institutional Social Equity Fund -— Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

Domini Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Domini Institutional Social Equity Fund (the “Fund”), a series of Domini Institutional Trust, as of July 31, 2007, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the investment owned in the Trust as of July 31, 2007, by correspondence with the record keeper for the Trust. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Institutional Social Equity Fund as of July 31, 2007, the results of its operation for the year then ended, and the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts September 27, 2007

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

TAX INFORMATION (UNAUDITED)

FOR THE YEAR ENDED JULY 31, 2007

For corporate shareholders, 100% of dividends paid from net investment income for the year ended July 31, 2007 were eligible for the dividends received deduction.

For dividends paid during the year ended July 31, 2007, the Fund designated $2,344,332 as Qualified Dividend Income.

TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Domini Institutional Trust (the “Trust”) and Domini Social Trust (the “Master Trust”) as of July 31, 2007. Asterisks indicate that those Trustees and Officers are “interested persons” (as defined in the Investment Company Act of 1940) of the Trust and Master Trust. Each Trustee and each Officer of the Trust and the Master Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Trusts holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Interested Trustee and Officer

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Amy L. Domini* (57) Chair, Trustee, and President of the Trust since 1996 and the Master Trust since 1990

CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Director, Tom’s of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (2003-2005); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (1994-2006); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987); Partners for the Common Good (community development nonprofit) (since 2005)

14

Disinterested Trustees

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Julia Elizabeth Harris (59) Trustee of the Trust and the Master Trust since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (since 2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Executive Vice President, UNC Partners, Inc. (financial management) (since 1990).	14

Kirsten S. Moy (60) Trustee of the Trust and the Master Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Capital Impact (since 2006).	14

William C. Osborn (63) Trustee of the Trust and the Master Trust since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Director, CTP Hydrogen, Inc. (hydrogen generation technology) (since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors’ Circle (socially responsible investor network) (1999-2004).	14

Karen Paul (62) Trustee of the Trust and the Master Trust since 1997	Visiting Professor, Escuela Graduado Administracion Direccion Empresas, Instituto Tecnológico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	14

Gregory A. Ratliff (47) Trustee of the Trust and the Master Trust since 1999	Senior Program Officer, Bill and Melinda Gates Foundation (since 2007); Community Investment Consultant (self-employment) (since 2002); Senior Fellow, The Aspen Institute (research and education) (2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (private philanthropy) (1997-2002).	14

Disinterested Trustees (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

John L. Shields (54) Trustee of the Trust and the Master Trust since 2004

Principal, MainStay Consulting Group, LLC (management consulting firm) (since 2006); CEO, Open Investing, Inc. (investment advisor) (2006-2007); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004); President and CEO, Citizens Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002); President and Trustee, Citizens Funds (1998-2002).

14

Officers

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Megan L. Dunphy* (37) Secretary of the Trust and the Master Trust since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A

Adam M. Kanzer* (41) Chief Legal Officer of the Trust and the Master Trust since 2003 Vice President of the Trust and Master Trust since 2007

Managing Director (since January 2007), General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Legal Officer (since 2003), Chief Compliance Officer (April 2005-July 2005), Vice President (since April 2007), Domini Funds.

N/A

Officers (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Carole M. Laible* (43) Treasurer of the Trust and the Master Trust since 1997 Vice President of the Trust and Master Trust since 2007

President (since 2005), Member (since 2006), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer (since 1997), Vice President (since April 2007), Domini Funds.

N/A

Douglas Lowe* (51) Assistant Secretary of the Trust and the Master Trust since 2007	Senior Compliance Manager and Counsel, Domini Social Investments LLC (since 2006); Assistant Secretary, Domini Funds (since April 2007); Executive Director, Morgan Stanley (2002-2005).	N/A

Steven D. Lydenberg* (61) Vice President of the Trust since 1996 and the Master Trust since 1990

Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003) and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social research provider).

N/A

Meaghan T. O’Rourke* (27) Assistant Secretary of the Trust and the Master Trust since 2007

Compliance Associate (since 2005), Institutional Client Relationships Associate (2004-2005), Administrative Assistant (2002-2004), Domini Social Investments LLC; Assistant Secretary, Domini Funds (since April 2007).

N/A

Christina Povall* (37) Assistant Treasurer of the Trust and the Master Trust since 2007

Director of Finance, Domini Social Investments LLC (since 2004); Assistant Treasurer, Domini Funds (since April 2007); Senior Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1999-2004).

N/A

Officers (continued)

Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee

Maurizio Tallini* (33) Chief Compliance Officer of the Trust and the Master Trust since 2005 Vice President of the Trust and Master Trust since 2007

Managing Director (since January 2007), Chief Compliance Officer (since 2005), Domini Social Investments LLC; Vice President (since April 2007), Chief Compliance Officer (since 2005), Domini Funds; Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005).

N/A

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION

The Domini Funds have established Proxy Voting Policies and Procedures that the Funds use to determine how to vote proxies relating to portfolio securities. The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

DOMINI FUNDS

P.O. Box 9785

Providence, RI 02940-9785

1-800-582-6757

www.domini.com

Investment Manager or Sponsor:

Domini Social Investments LLC

536 Broadway, 7th Floor

New York, NY 10012

Investment Submanager:

Wellington Management Company, LLP

75 State Street

Boston, MA 02109

Distributor:

DSIL Investment Services LLC

536 Broadway, 7th Floor

New York, NY 10012

1-800-762-6814

Transfer Agent:

PFPC Inc.

760 Moore Road

King of Prussia, PA 19406

Custodian:

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP

99 High Street

Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP

150 Federal Street

Boston, MA 02110

Item 2.	Code of Ethics.

(a)  As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c) Not applicable.

(d) Not applicable.

(e) Not applicable.

(f) Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an “independent” member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal years ended July 31, 2007, and July 31, 2006, the aggregate audit fees billed to the registrant by KPMG LLP (“KPMG”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2007	2006
Domini Institutional Social Equity Fund	$14,700	$14,000

(b) Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2007, and July 31, 2006.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (“Service Providers”).

(c) Tax Fees

In each of the fiscal years ended July 31, 2007, and July 31, 2006, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2007	2006
Domini Institutional Social Equity Fund	$4,200	$5,500

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2007 and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d) All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006, for other non-audit services rendered to the registrant.

There were no other fees billed by KPMG for the fiscal years ended July 31, 2007, and July 31, 2006 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1) Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1. Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Trust, the Domini Social Investment Trust, the Domini Institutional Trust and the Domini Advisor Trust (each such series, a “Fund” and collectively, the “Funds”) by the independent registered public accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds’ independent registered public accountant for the Funds’ investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant’s independence.

Unless a type of service to be provided by the independent registered public accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2. Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3. Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent registered public accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4. Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent registered public accountant. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5. Tax Services

The Audit Committee believes that the independent registered public accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent registered public accountant in connection with a transaction initially recommended by the independent registered public accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6. All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent registered public accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds’ investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8. Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent registered public accountant and the Funds’ treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

Appendix A – Audit Committee Preapproval Policy

Preapproved Audit Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters

Not to exceed $9,000 per filing

Appendix B – Audit Committee Preapproval Policy

Preapproved Audit-Related Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range

Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies

Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund

Regulatory compliance assistance	Not to exceed $5,000 per quarter

Training Courses	Not to exceed $5,000 per course

Appendix C – Audit Committee Preapproval Policy

Preapproved Tax Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period

M & A tax due diligence services associated with Fund mergers including: review of the target fund’s historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund’s overall tax posture and historical and future tax exposures.

Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D – Audit Committee Preapproval Policy

Preapproved All Other Services

for

October 27, 2006 through October 31, 2007

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

Exhibit 1 – Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services
•	Management functions
•	Human resources
•	Broker-dealer, investment adviser or investment banking services
•	Legal services
•	Expert services unrelated to the audit
______________

1 For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2)  None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f) According to KPMG for the fiscal year ended July 31, 2006, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2007
Domini Institutional Social Equity Fund	0%

(g) There were no non-audit fees billed by KPMG, the registrant’s accountant, for services rendered to the registrant’s Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2007, were $4,200, and for the fiscal year ended July 31, 2006, were $5,500.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Thornton, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Thornton and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in this report on Form N-CSR is accumulated and communicated to the registrant’s management, including the Ms. Thornton and Ms. Laible, as appropriate to allow timely decisions regarding required disclosures.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2) Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3) Not applicable to the registrant.

(b) A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INSTITUTIONAL TRUST
By:	/s/ Amy L. Thornton
Amy L. Thornton
President

Date: October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Thornton
Amy L. Thornton
President (Principal Executive Officer)

Date: October 5, 2007

By:	/s/ Carole M. Laible
Carole M. Laible
Treasurer (Principal Financial Officer)

Date: October 5, 2007